UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 6, 2017

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard

Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry Into a Material Definitive Agreement

and

Item 8.01.                                        Other Events

On July 6, 2017, Sally Beauty Holdings, Inc. (the “Company”) announced that its wholly-owned subsidiaries, Sally Holdings LLC (“Sally Holdings”) and Sally Capital, Inc. (“Sally Capital” and, together with Sally Holdings, the “Borrowers”), consummated the previously-announced redemption of the entire $850.0 million aggregate principal amount of their 5.75% Senior Notes due 2022 (the “2022 Notes”), at a redemption price equal to 102.875% of the principal amount of the Notes plus accrued but unpaid interest to, but not including, the redemption date.  The redemption was effected in accordance with the indenture governing the Notes pursuant to a conditional notice of redemption dated June 6, 2017.

Also on July 6, 2017, in connection with such redemption of the 2022 Notes, the Company announced that the Company, the Borrowers, and certain of the Company’s other direct and indirect subsidiaries entered into a credit agreement with JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, and the lenders and other parties thereto providing for a term loan B facility (the “TLB”) in an aggregate principal amount equal to $850.0 million, all of the net proceeds of which were used to fund a portion of the redemption of the 2022 Notes.  A portion of the TLB in an aggregate principal amount equal to $550.0 million (the “TLB-1”) will bear interest at a floating rate equal to, at the Borrowers option, either the London Interbank Offered Rate from time to time in effect plus 2.50% or a Base Rate plus 1.50%.  A portion of the TLB in the aggregate principal amount equal to $300.0 million (the “TLB-2”) will bear interest at a fixed rate throughout the term equal to 4.50%.  The TLB matures on July 5, 2024 (the “Maturity Date”).  The principal of the TLB-1 shall be repayable in quarterly installments equal to 0.25% of the original principal amount of the TLB, with a final installment equal to the entire remaining outstanding principal amount due on the Maturity Date.  The principal amount of the TLB-2 shall be due in a single installment on the Maturity Date.  The TLB is secured by a first-priority lien in and upon substantially all of the assets of the Company and its domestic subsidiaries other than the accounts, inventory (and the proceeds thereof) and other assets that secure the ABL Facility (as defined below) on a first-priority basis (the “ABL Priority Collateral”).

The TLB is secured by a second-priority lien in and upon the ABL Priority Collateral.  The TLB does not contain any financial maintenance covenants and is subject to a covenant package that is substantially consistent with the covenant package governing the Company’s remaining outstanding senior notes.  The TLB is subject to a customary asset sale mandatory prepayment provision and the TLB-1 is subject to a customary excess cash flow mandatory prepayment provision.  The TLB-1 is subject to a prepayment premium of 1.0% of the principal amount thereof upon any refinancing or amendment thereof that results in a reduced effective yield (subject to certain exceptions) within six months following the closing.  Thereafter, the TLB-1 may be prepaid without penalty or premium, other than customary LIBOR breakage for prepayments that are made prior to the last date of an interest period.  The TLB-2 is subject to a make-whole prepayment premium with respect to any voluntary prepayment thereof within the first year after closing.  The TLB-2 is voluntarily prepayable at 102% of the principal amount thereof if prepaid more than one year after the closing date and less than two years after the closing date and is voluntarily prepayable at 101% of the principal amount thereof if prepaid more than two years after the closing date and less than three years after the closing date.  Thereafter, the TLB-2 may be prepaid without penalty or premium.

Simultaneously with the entry into the TLB, the Company and certain of the Company’s indirect and direct subsidiaries that are borrowers or guarantors (the “Loan Parties”) also entered into that certain Amended and Restated Credit Agreement (the “ABL Facility”) among the Loan Parties, Bank of America, N.A., as administrative, collateral and Canadian agent and the lenders named therein, which amended and restated in its entirety that certain Credit Agreement dated as of November 12, 2010, as amended (the “Prior ABL Facility”), and, among other things, extended the maturity date to July 5, 2022, reduced pricing and improved certain other covenant and reporting terms.  The ABL Facility will continue to be secured by a first-priority lien in and upon the accounts and inventory (and the proceeds thereof) of the Company and its domestic subsidiaries.  The ABL Facility will be secured by a second-priority lien in and upon the remaining assets of the Company and its domestic subsidiaries.  The ABL Facility will continue to provide for revolving commitments in an aggregate principal amount equal to $500.0 million (with availability thereunder subject to a customary borrowing base consistent with the Prior ABL Facility).  The ABL Facility will also continue to have a $25.0 million Canadian subfacility and the Company’s foreign subsidiaries will continue to have access to the ABL Facility upon certain terms and conditions.  The remaining terms of the amended ABL facility are substantially the same as those of the Prior ABL Facility.

The foregoing descriptions of the TLB and the ABL Facility do not purport to be complete and are qualified in their entirety by reference to the full texts of the TLB and the ABL Facility,  which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.  Interested parties should read the TLB and the ABL Facility in their entirety.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 The following exhibits are filed herewith as part of this report:

4.1                                                                               Credit Agreement dated July 6, 2017 among the Borrowers, the Parent Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Lenders party thereto (as such terms are defined therein).

4.2                                                                               Amended and Restated Credit Agreement dated July 6, 2017 among the Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent, the Collateral Agent, the Syndication Agent and the Documentation Agent (as such terms are defined therein).

Cautionary Notice Regarding Forward-Looking Statements

Statements in this report which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to economic, competitive, governmental and other factors outside of our control and market conditions for debt financings that may cause us to be unable to consummate the proposed redemption and the refinancing, and may also cause our business, industry, strategy, or actual results to differ materially.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended September 30, 2016, as filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

July 6, 2017	By:	/s/ Matthew Haltom
Name: Matthew Haltom
Title: Senior Vice President, General Counsel & Secretary